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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Plains Exploration & Production Company
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                33-0430755
  (State of Incorporation or Organization)             (I.R.S. Employer
                                                      Identification no.)

500 Dallas Street, Suite 700, Houston, Texas                 77002
  (Address of Principal Executive Offices)                (Zip Code)

    If this form relates to the          If this form relates to the
    registration of a class of           registration of a class of
    securities pursuant to               securities pursuant to Section 12(g)
    Section 12(b) of the Exchange        of the Exchange Act and is
    Act and is effective pursuant        effective pursuant to General
    to General Instruction A.(c),        Instruction A.(d), please check
    please check the following box [ ]   the following box. [X]

Securities Act registration statement file number to which this form relates:
333-90974
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
                                (Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act:

           Title of Each Class              Name of Each Exchange on Which
           to be so Registered              Each Class is to be Registered
           -------------------              ------------------------------
      Common Stock, par value $0.01            Nasdaq National Market

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The description of the Registrant's common stock set forth under "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1/A (File No. 333-90974), initially filed with the Securities and Exchange Commission on May 21, 2002, as amended by Amendment No. 1 filed August 28, 2002, Amendment
No. 2 filed October 4, 2002, Amendment No. 3 filed October 7, 2002, Amendment No. 4 filed October 16, 2002 and Amendment No. 5 filed October 18, 2002 (the "Registration Statement"), and as subsequently amended by any amendments to the Registration Statement and by any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registration Statement, is incorporated herein by reference.

Item 2.   Exhibits.

Number          Exhibit Title
------          -------------
3.1 Certificate of Incorporation of Plains Exploration & Production Company filed with the Delaware Secretary of State on September 18, 2002 (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1/A (File No. 333-90974) filed
       October 4, 2002).

3.2 Bylaws of Plains Exploration & Production Company (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1/A (File No. 333-90974) filed October 4, 2002).

4.1(a) Form of common stock certificate (incorporated by reference to Exhibit
       4.1 to the Registrant's Registration Statement on Form S-1/A (File No. 333-90974) filed October 4, 2002).

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        PLAINS EXPLORATION & PRODUCTION COMPANY


                                        By:      /s/ Timothy T. Stephens
                                           ---------------------------------
                                              Timothy T. Stephens
                                              Executive Vice President--
                                              Administration, General Counsel,
                                              and Secretary

Date:  October 18, 2002

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                                  EXHIBIT INDEX

Number         Exhibit Title
------         -------------
3.1 Certificate of Incorporation of Plains Exploration & Production Company filed with the Delaware Secretary of State on September 18, 2002 (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1/A (File No. 333-90974) filed
         October 4, 2002).

3.2 Bylaws of Plains Exploration & Production Company (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1/A (File No.333-90974) filed October 4, 2002).

4.1(a)   Form of common stock certificate (incorporated by reference to Exhibit
         4.1 to the Registrant's Registration Statement on Form S-1/A (File No. 333-90974) filed October 4, 2002).